Offerings - Offering: 1	Nov. 11, 2026 USD ($)
Offering:
Fee Previously Paid	false
Transaction Valuation	$ 42,122,961.62
Fee Rate	0.0087%
Amount of Registration Fee	$ 3,664.70
Offering Note	-